UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6,2006

                                 FTS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-24829                 84-1416864
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

   7610 West Hillsborough Ave., Tampa, FL                          33615
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (813) 868-3600

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 6, 2006, FTS Group, Inc.'s (the "Company") Board of Directors concluded that certain of the Company's previously issued financial statements will be restated. As a result of the restatement, the financial statements and independent auditor's report included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, and the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006 should no longer be relied upon. Investors should not rely upon those financial statements without taking into account the anticipated adjustments described in the Press Release dated December 7, 2006. The portion of the Press Release, attached hereto as
Exhibit 99.1, is incorporated herein by reference and gives a brief description of the facts underlying the conclusion to restate the Company's financial statements. The Company's management and Board of Directors have discussed the subject matter giving rise to this conclusion disclosed in this Item 4.02 with R.E. Bassie & Co., its independent accounting firm.

This report may contain forward-looking statements that involve risks and uncertainties. The Company generally uses words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. The Company's actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in the Company's Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and the Company's future results, levels of activity, performance or achievements may not meet these expectations. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER                             DESCRIPTION
--------------       -----------------------------------------------------------
99.1                 Press Release dated December 7, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       FTS Group, Inc.
                                             -----------------------------------
                                                         (Registrant)


Date December 7, 2006
     -----------------


                                                     /s/ Scott Gallagher
                                             -----------------------------------
                                                         (Signature)

                                                Name:  Scott Gallagher
                                                Title: Chief Executive Officer